RECLAMATION PROVISION	9 Months Ended
Sep. 30, 2013
RECLAMATION PROVISION
RECLAMATION PROVISION

13.   RECLAMATION PROVISION

  Agnico Eagle's reclamation provision includes both asset retirement obligations and environmental remediation liabilities. Reclamation provision estimates are based on current legislation, third party estimates, management's estimates and feasibility study calculations.

  Due to the suspension of mining operations at the Goldex mine on October 19, 2011, an environmental remediation liability was recognized. During the nine months ended September 30, 2013, the Company incurred $8.4 million in remediation costs that were applied against the environmental remediation liability recognized in 2011. As at September 30, 2013, the remaining Goldex mine environmental remediation liability was $15.1 million, $3.8 million of which was classified as a current liability. The Goldex mine is part of the Canada segment as described in note 12.